UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2020

The New Home Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

(949) 382-7800
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NWHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The New Home Company Inc. (the "Company") held its Annual Meeting of Stockholders on June 9, 2020 (the "Annual Meeting"). At the Annual Meeting, there were present in person or by proxy 16,701,356 votes, representing approximately 89.18% of the total outstanding eligible votes. The matters submitted to stockholders for a stockholder vote and vote totals noted below are the final voting results from the Annual Meeting.

Proposal 1

The Company’s stockholders elected the following two directors to the Company's Board of Directors (the "Board") for a term of office expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, with voting results as follows:

Name	For	Withheld	Broker Non-Votes
Paul C. Heeschen	12,135,922	183,800	4,381,634
H. Lawrence Webb	12,276,524	43,198	4,381,634

Proposal 2

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company's named executive officers (the "say-on-pay" advisory vote) with voting results as follows:

For	Against	Abstain	Broker Non-Votes
9,525,713	2,768,378	25,631	4,381,634

Proposal 3

The Company’s stockholders voted for future "say-on-pay" advisory votes to be held every year with voting results as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
10,974,307	2,118	1,334,275	9,022	4,381,634

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future “say-on-pay” advisory votes will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of “say-on-pay” advisory votes, or until the Board of Directors otherwise determines a different frequency for such non-binding votes. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2021 Annual Meeting of Stockholders.

Proposal 4

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
16,602,224	51,918	47,214	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2020

The New Home Company Inc.

	By	/s/ John M. Stephens
John M. Stephens, Executive Vice President and Chief Financial Officer